UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2025

SATELLOGIC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41247	98-1845974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Delburg Street
Davidson, NC 28036
(Address of Principal Executive Offices, and Zip Code)

(704) 894-4482
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SATL	The Nasdaq Capital Market
Warrants	SATLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.         Results of Operations and Financial Information.

On October 15, 2025, Satellogic Inc. (the “Company”) disclosed the following unaudited preliminary financial results as of and for the three and nine months ended September 30, 2025.

●	Revenue of approximately $3.4 million to $3.8 million and $11.2 million to $11.6 million for the three and nine months ended September 30, 2025, respectively.

●	Cash on hand of approximately $28.3 million as of September 30, 2025.

●
Proceeds from the issuance of Class A common stock pursuant to the Second Amended and Restated Sales Agreement, dated April 9, 2025, by and among the Company, Cantor Fitzgerald & Co. and Northland Securities, Inc., net of transaction costs, of approximately $5.4 million and $7.4 million for the three and nine months ended September 30, 2025, respectively.

The Company’s consolidated financial statements for the three and nine months ended September 30, 2025 are not yet available. Accordingly, the financial and operational results presented above are preliminary estimates and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly and annual review and finalization of the consolidated financial statements. As a result, these preliminary estimated results may differ from actual results that will be reflected in the consolidated financial statements for the fiscal quarter and fiscal year when they are completed and publicly disclosed. These preliminary estimated results may change and those changes may be material.

The Company’s expectations with respect to the unaudited preliminary results for the period discussed above are based upon management estimates and are the responsibility of management. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results (including any financial data) and, accordingly, does not express an opinion or any other form of assurance with respect to these preliminary results.

The information contained in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2025

SATELLOGIC INC.

By:	/s/ Rick Dunn
Name:	Rick Dunn
Title:	Chief Financial Officer